WireCo WorldGroup Investor Summary Presentation Q2 2016

2 Forward-Looking Statements This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements. It is important to note that the Company’s performance, and actual results, financial condition or business could differ materially from those expressed in such forward- looking statements. Forward-looking statements include those containing such words as “anticipates,” “believes”, “continues,” “estimates,” “expects,” “forecasts,” “intends,” “outlook,” “plans,” “projects,” “should,” “targets,” “will,” or other words of similar meaning. Factors that could cause or contribute to such differences include, but are not limited to: the general economic conditions in markets and countries where we have operations; fluctuations in end market demand; risks associated with our non-U.S. operations; foreign currency exchange rate fluctuations; the competitive environment in which we operate; changes in the availability or cost of raw materials and energy; risks associated with our manufacturing activities; our ability to meet quality standards; our ability to protect our trade names; violations of laws and regulations; the impact of environmental issues and changes in environmental laws and regulations; our ability to successfully execute and integrate acquisitions; comparability of our specified scaled disclosure requirements applicable to emerging growth companies; labor disturbances, including any resulting from suspension or termination of our collective bargaining agreements; our significant indebtedness; covenant restrictions; the interests of our principal equity holder may not be aligned with the holders of our 9.5% Senior Notes; and credit-rating downgrades. More detailed information about factors that could affect future performance or results may be found in our filings with the Securities and Exchange Commission (“SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent reports. Forward-looking statements should not be relied upon as a guarantee of future performance or results, nor will they prove to be accurate indications of the times at or by which any such performance or results will be achieved. The Company undertakes no obligation to update forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial condition or business over time. Non-GAAP Financial Measures Some of the information included in this presentation is derived from our consolidated financial information but is not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Certain of these data are considered “Non-GAAP Financial Measures” under SEC rules. These Non-GAAP Financial Measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures can be found in the Appendix to this presentation. These Non-GAAP Financial Measures are provided as a means to enhance communications with security holders by providing additional information regarding our operating results and liquidity. Management uses these Non-GAAP Financial Measures in evaluating our performance and in determining debt covenant calculations. Any reference during the discussion today to EBITDA means Adjusted EBITDA for which we have provided a reconciliation in the Appendix. Cautionary Statements

WireCo Business Overview

4 WireCo Overview Steel (66%) (1) Large diameter, highly engineered rope and electrical signal transmission cable Engineered specialty wire products used in industrial end markets Highly engineered, made-to-order synthetic ropes and technical products that have strength characteristics of steel but weigh significantly less Synthetic (34%) (1) Highly engineered plastic molding from recycled materials used in a variety of industrial, structural and oil and gas applications Rope (70% of Sales) (1) Broad Product Offering Specialty Wire (19% of Sales) (1) Engineered Products (11% of Sales) (1) Rope: Diverse End Market Applications Oil & Gas Industrial and Infrastructure Fishing Maritime Mining (1) Percentages shown as % of Q2 2016 Sales.

WireCo Q2 2016 Performance

6  Although experiencing difficult market conditions through the first half of the year, management has organized operating costs and working capital to realign with current revenue trends  Market stability on Oil and Gas on a sequential basis provided tangible realization of cost savings initiatives implemented in 2015 and Q1 2016 – Adjusted EBITDA increase of $2.1 million versus Q1 2016 (first time since downturn, but note, Q3 2016 includes August European holiday months) – Adjusted EBITDA versus Q2 2015 modest decline - $1.0 million (constant currency basis)  Cash flow for Q2 of $17.9 million, but still working capital opportunity to generate cash with working capital off ~800bps from its target of 30% – $28.9 million in swap proceeds during Q2 2016 to help facilitate cash generation  Completing refinancing process allowing enhanced flexibility to invest in strategic priorities – Reduced interest expense: current level of ~$72 million annually to ~$45 million – Ratings agencies upgrades to B3/B (corporate parent rating) Q2 Summary (1) Adjusted EBITDA, Credit Agreement EBITDA and Free Cash Flow are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures; ($ in millions) (2) 2015 Constant Currency (CC) are 2015 actuals calculated at 2016 exchange rates for the same period.

7 $27.1 $26.6 $23.5 $25.6 Q2 '15 Q2 '15 CC Q1 '16 Q2 '16 $173.8 $171.8 $149.0 $156.4 Q2 '15 Q2 '15 CC Q1 '16 Q2 '16  Revenue and EBITDA up vs Q1’16, 1st sequential quarter over quarter growth since downturn  Revenue: – Increase of $7.4 million in Q2’16 over Q1’16 – Q2’15 relative Q2’16, revenue decline of $17.4 million (FX Impact: $2.0 million)  Adjusted EBITDA(1): – Increase of $2.1 million in Q2’16 over Q1’16 inclusive of Adjusted EBITDA(1) margin increase of 70 bps – Q2 ‘15 relative Q2 ’16, EBITDA decline of $1.5 million (FX impact: $0.5 million), margin up 80 bps  Achieved positive cash generation of $17.9 million, including $28.7 million from Swap Q2 Performance Summary Sales Adjusted EBITDA (1) (1) Adjusted EBITDA, Credit Agreement EBITDA and Free Cash Flow are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures; ($ in millions) (2) 2015 Constant Currency (CC) are 2015 actuals calculated at 2016 exchange rates for the same period. Free Cash Flow (1) FX EUR MXN PLN 2015A 1.11 15.32 3.70 2016A 1.13 18.08 3.87 16.4% %: Adjusted EBITDA(1) Margin 15.7% (2) 15.5% 15.6% (2) $(9.2) $1.1 $17.9 Q2 '15 Q1 '16 Q2 '16

Q2 Adjusted EBITDA(1) Bridge

WireCo® WorldGroup

- Manage costs to mitigate Oil and Gas market and FX decline relative to Q2'15 ($1.5 million EBITDA decline); expanding Adjusted EBITDA(1) margins to 16.4%
  - FX impact to Adjusted EBITDA(1): $0.5 million
  - Sales Impact to Adjusted EBITDA(1): $4.7 million on Constant Currency(2) basis
    - Onshore Oil and Gas accounting for 81% of EBITDA decline (US rig count average Q2'15 of 896 down to 422 Q2'16)
    - Maritime weak due to commodity shipping demand (Oil and Gas specifically) accounting for 19% of decline
    - Stability across remaining markets
  - Cost containment measure benefiting EBITDA by $3.8 million; plant operations and SG&A spending reductions
    - Operations savings: $1.6 million driven by initiatives in procurement, plants and distribution centers
    - SG&A savings of $2.2 million driven by cost reductions announced in Q1'16

Adjusted EBITDA(1) Bridge


$27.1
$0.5
$26.6
$3.8
$0.9
$1.6
$2.2
$25.6
Q2'15 Adjusted EBITDA(1)
FX
Q2'15 Constant Currency(2)
Onshore O&G
Maritime
Operations
SG&A
Q2'16 Adjusted EBITDA(1)

8

(1) Adjusted EBITDA is a Non-GAAP Financial Measure. See appendix for reconciliations to most directly comparable GAAP Financial Measures; ($ in millions)
(2) 2015 Constant Currency (CC) are 2015 actuals calculated at 2016 exchange rates for the same period.

9  Cash generation of $17.9 million in Q2’16 including $25.5 million interest payment and $28.7M from Swap proceeds  Ending Net Debt(1) of $789.9 million (down from $807.7 million in Q1’16) Working Capital & Cash Management Key Working Capital Statistics Free Cash Flow (1) (1) Adjusted EBITDA, Free Cash Flow and Net Debt are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures; $ in millions Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 A/R 68 64 66 68 69 Inventory 137 132 140 156 143 A/P 52 46 54 51 51 WC % of Sales 35.7% 36.2% 36.4% 40.8% 38.3% FY 2015 Q1 '16 Q2 '16 Adjusted EBITDA (1) $106.4 $23.5 $25.6 Interest (67.8) (5.3) (25.5) Swap Proceeds 28.7 Tax (7.0) (2.1) (2.0) A/R 16.7 6.9 (7.9) Inventory 21.6 (2.6) 1.3 Payable & Other (17.2) (10.2) 4.8 Change in NWC $21.1 ($5.9) ($1.8) Capex (29.8) (5.1) (4.0) Other (6.9) (2.5) (1.2) Cash Flow (Pre FX / Advisory Fees) $16.0 $2.6 $19.9 FX / Advisory Fees (7.9) (1.6) (2.0) Free Cash Flow (1) 8.0$ 1.1$ $17.9

10 $817 $826 $808 $809 $808 $790 $762 $788 $768 $763 $780 6.0x 6.5x 6.8x 5.3x 5.8x 6.0x 6.3x 6.8x 6.8x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x $750 $770 $790 $810 $830 $850 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Net Debt Swap Adj. Net Debt  Net Debt(1) ended at $789.9 million – Swap executed in Q2’16 delivering $28.7 million in cash proceeds, Swap Adj. Net Debt excludes restricted cash  Total debt of $834.8 million; total cash of $44.9 million – Approximately $43.1 million of cash is unrestricted and can be repatriated on tax free basis Net Debt(1) Levels Net Debt (1) and Swap Adjusted Net Debt Trend (2) (1) Net Debt is a Non-GAAP Financial Measure. See appendix for reconciliation to most directly comparable GAAP Financial Measure; ($ in millions) (2) Calculated per Credit Agreement definition

Business Outlook

Rope Update

Sales Results

LTM Rope Sales: $455.6



$124.0
$116.2
$106.4
$108.9
Q3 '15
Q4 '15
Q1 '16
Q2 '16



Short-Term WireCo Sales Outlook

Oil & Gas

- *Rig count stabilization at end of Q2, Goldman Sachs estimates 501 rigs by year end 2016*[1]
- *Continued penetration in Middle Eastern market*
- *Portugal offshore project continuing as scheduled*

Industrial and Infrastructure

- *Slow growth in core industrial segments during Q2 expected to continue*
- *China manufacturing sector continues to be slow*
- *Crane sector impacted by declining OEM backlog*

Mining

- *Continued slowdown of tons mined in NA with global mining companies under financial stress (Coal production down 25.8 percent from YTD Jul'15 to YTD Jul'16)*[2]
- *Continuing traction in new markets (Africa / Russia) and scheduled new product releases on track*
- *Commodity prices showing signs of improvement*

Fishing

- *Continued population growth driving increased demand for seafood*
- *Overall end market stability*
- *Continued market penetration in targeted new areas*

Maritime

- *Global demand slowdown for commodities shipped via vessel*
- *Oversupply of vessels from previous years means less new builds*
- *Several initiatives in execution phase including further penetration of US market with Lankhorst synthetics products*

12

($ in millions)
(1): Source – GS Research Model as of 11-Apr-16 (2): Source – U.S. Energy Information Agency Weekly Coal Production Estimates as of July 30, 2016

Specialty Wire and Engineered Products

WireCo WorldGroup

Sales Results

Specialty Wire

LTM Wire Sales: $113.3



$29.6
$25.6
$28.2
$30.0
Q3 '15
Q4 '15
Q1 '16
Q2 '16

Engineered Products

LTM Engineered Products Sales: $66.4



$17.8
$16.6
$14.4
$17.5
Q3 '15
Q4 '15
Q1 '16
Q2 '16

Short-Term WireCo Sales Outlook

Specialty Wire

Private projects offsetting lack of public investment in Mexico

Automotive segment in Mexico and Poland continues to be focus as growth supported by new investment coming into the country

Pricing pressure across general wire markets due to slow general industrial demand

Engineered Products

Continued weakness in Offshore market

Rest of portfolio showing stability, with particular strength in Steel (storage & transport solutions) & EKON (poultry)

Growth opportunities for Recycling Products business for wetland applications and railway sleepers (synthetic railway ties)








13

($ in millions)

14  Achieved sales of $156.4M and Adjusted EBITDA of $25.6M in Q2’16, demonstrating first sequential quarter over quarter increase in sales and EBITDA since commencement of downturn  Continued expense management with cost savings in line with 2015 quarterly achievements, achieving Adjusted EBITDA(1) margins of 16.4% in Q2, 80 bps in excess of Q2’15  Disciplined cost and cash management allowing for investment in strategic commercial initiatives during current commodity market decline  As disclosed publicly, on June 25, 2016, an affiliate of Onex Corporation entered into an agreement to acquire a majority interest in the Company – At closing, Leverage Ratio will decrease from 6.8x (see slide 9) to 5.2x based on Q2 LTM EBITDA – Ratings agency upgrade to B3/B (corporate parent rating)  Completion of the recapitalization will provide substantial operating flexibility, reducing interest expense from $72 million to $45 million.  Consistent with previous guidance, anti-trust and other closing processes are continuing as scheduled Conclusion (1) Adjusted EBITDA is a Non-GAAP Financial Measure. See appendix for reconciliations to most directly comparable GAAP Financial Measures.

Appendix

16 $27.1 $27.5 $24.5 $23.5 $25.6 15.6% 16.1% 15.5% 15.7% 16.4% Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Adjusted EBITDA EBITDA Margin Adjusted Working Capital (1) Quarterly Performance Trends Sales Adjusted EBITDA (1) Free Cash Flow (1) (1) Adjusted EBITDA, Adjusted Working Capital and Free Cash Flow are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures; ($ in millions) (1) (1) $173.8 $171.4 $158.4 $149.0 $156.4 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 $248.2 $247.8 $230.4 $243.0 $239.8 35.7% 36.2% 36.4% 40.8% 38.3% Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Adjusted Working Capital % of Sales ($9.2) $18.1 ($0.7) $1.1 $17.9 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16

17 Adjusted Working Capital(1) Metrics A/P  Working capital management is the largest opportunity for cash generation  Q2’16 Adjusted Working Capital(1) 38.3% of sales Adjusted Working Capital (1) A/R & Customer Advances Inventory (1) Adjusted Working Capital is a Non-GAAP Financial Measure. See appendix for reconciliations to most directly comparable GAAP Financial Measures; ($ in millions) 248 228 225 206 203 192 187 194 188 135 128 134 134 137 132 140 156 142 100 110 120 130 140 150 160 $- $50 $100 $150 $200 $250 $300 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 D S I Inventory, net Days sales in inventory (DSI) Linear (Inventory, net) 160 139 137 123 122 122 116 113 119 53 58 61 63 68 64 66 68 69 2 22 42 62 82 102 $50 $70 $90 $110 $130 $150 $170 $190 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 D S O AR Days sales outstanding (DSO) Linear (AR) 95 80 99 78 76 67 72 64 68 51 45 56 51 52 46 54 51 51 2 12 22 32 42 52 62 $35 $45 $55 $65 $75 $85 $95 $105 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 D P O AP Days payables outstanding (DPO) Linear (AP) 313 287 264 251 248 248 230 243 240 137 141 139 146 153 150 152 173 160 115 125 135 145 155 165 175 $0 $50 $100 $150 $200 $250 $300 $350 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 C a s h C onv e rs io n Adjusted Working Capital Cash conversion cycle (in days) AWC % of L3M Sales Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 34.6% 33.0% 32.5% 34.8% 35.7% 36.2% 36.4% 40.8% 38.3%

18 Income Statement Results 2015 2016 Q1 Q2 Q3 Q4 FY Q1 Q2 Sales $180.4 $173.8 $171.4 $158.4 $684.0 $149.0 $156.4 Adj. EBITDA (1) $27.3 $27.1 $27.5 $24.5 $106.4 $23.5 $25.6 Adj. EBITDA Margin 15.2% 15.6% 16.1% 15.5% 15.6% 15.7% 16.4% Credit Agreement EBITDA (1) $35.4 $31.9 $31.9 $28.5 $127.7 $27.7 $28.3 Sales Var. QoQ (11.0%) (3.6%) (1.4%) (7.5%) (5.9%) 5.0% Adj. EBITDA Var. QoQ (20.2%) (0.7%) 1.7% (11.0%) (4.2%) 9.2% Sales Var. YoY (14.3%) (23.3%) (21.1%) (21.8%) (17.4%) (10.0%) Adj. EBITDA Var. YoY (25.2%) (34.4%) (29.4%) (28.5%) (14.2%) (5.3%) (1) Adjusted EBITDA and Credit Agreement EBITDA are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures; ($ in millions)

19 2015 2016 Q1 Q2 Q3 Q4 Q1 Q2 Free Cash Flow (1) $0 ($9) $18 ($1) $1 $18 Interest Paid $6 $28 $6 $25 $5 $26 CapEx $9 $8 $5 $7 $5 $4 Adjusted Work Capital (AWC)(1) $251 $248 $248 $230 $243 $239.8 AWC % of Sales 34.8% 35.7% 36.2% 36.4% 40.8% 38.3% Net Debt (1) $817 $826 $808 $809 $808 $790 Net Leverage 5.3x 5.8x 6.0x 6.3x 6.8x 6.8x Cash Flow Balance Sheet Cash Flow and Balance Sheet Results (1) Free Cash Flow, Adjusted Working Capital and Net Debt are Non-GAAP Financial Measures. See appendix for reconciliations to most directly comparable GAAP Financial Measures; ($ in millions)

Non-GAAP Reconciliations

WireCo WorldGroup

Adjusted EBITDA Reconciliation

	Q1 2015	Q2 2015	Q3 2015	Q4 2015	FY 2015	Q1 2016	Q2 2016
Net Loss (GAAP)	$ (4,068)	$ (15,045) (1)	$ (5,192)	$ (11,203)	$ (35,508)	$ (20,475)	$ (21,875)
Plus:							
Interest expense, net	18,988	16,637	19,597	15,364	70,586	18,971	16,204
Income tax expense (benefit)	(7,561)	6,709	1,446	(472)	122	4,412	(123)
Depreciation and amortization	11,375	11,138	11,232	10,527	44,272	10,747	10,783
Foreign currency exchange losses (gains), net	4,278	2,689 (1)	(5,626)	598	1,939	3,544	13,869
Share-based compensation	1,926	1,926	1,926	1,718	7,496	1,736	1,574
Other expense (income), net	309	(80)	169	447	845	(59)	1,910
Loss on extinguishment of debt	-	-	-	-	-	-	-
Acquisition costs	-	-	-	-	-	-	-
Purchase accounting (inventory step-up and other)	-	-	-	-	-	-	-
Advisory fees	984	991	953	979	3,907	767	744
Reorganization and restructuring charges	759	1,498	2,956	3,463	8,676	3,769	2,505
Effect of inventory optimization program	-	-	-	-	-	-	-
Non-cash impairment of fixed assets	-	-	-	3,238	3,238	-	-
Other adjustments	352	587	58	(159)	838	47	28
Adjusted EBITDA (Non-GAAP)	$ 27,342	$ 27,050	$ 27,519	$ 24,500	$ 106,411	$ 23,459	$ 25,619
Plus:							
Additional reorganization and restructuring charges	89	172	-	-	261	-	-
Additional effect of Inventory Optimization Program	-	-	143	327	470	330	193
Production curtailment	633	491	737	1,000	2,861	-	-
Impact of nonrecurring resin procurement costs	-	-	920	-	920	-	-
Impact of nonrecurring and unusual items in Brazil	2,609	1,136	-	-	3,745	-	-
Impact of nonrecurring and unusual items in Portugal	-	-	-	-	-	1,113	641
Pro forma selling and administrative expense savings	3,397	1,850	1,375	1,375	7,997	917	-
Pro forma manufacturing facility consolidation	1,173	1,173	1,173	1,173	4,693	1,173	1,173
Pro forma manufacturing facility labor savings	-	-	-	-	-	659	659
Additional other adjustments	202	-	-	157	359	-	-
Credit Agreement EBITDA (Non-GAAP)	$ 35,445	$ 31,872	$ 31,868	$ 28,532	$ 127,717	$ 27,651	$ 28,285

20

(1) Reflects correction of an error of $3,051 in unrealized foreign currency gains which were previously excluded from net loss; ($ in 000's)

21 Adjusted Working Capital Non-GAAP Reconciliations ($ in 000’s) Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Accounts receivable, net 126,549$ 131,707$ 134,297$ 124,463$ 122,582$ 128,412$ Inventories, net 205,567 202,889 192,211 186,964 194,251 188,403 Accounts payable (77,656) (76,182) (66,738) (72,153) (64,005) (67,890) Customer advances (3,128) (10,204) (11,964) (8,918) (9,853) (9,121) Adjusted Working Capital (Non-GAAP) 251,332 248,210 247,806 230,356 242,975 239,804 Plus: All other current assets 67,177 57,483 49,852 33,494 77,156 56,065 Less: All other current liabilities (65,251) (41,820) (56,393) (47,672) (411,192) (866,828) Working capital (GAAP) 253,258$ 263,873$ 241,265$ 216,178$ (91,061)$ (570,958)$

22 Free Cash Flow Reconciliation Non-GAAP Reconciliations ($ in 000’s) Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Net cash provided by (used in) operating activities (GAAP) 12,600$ (896)$ 24,299$ 7,043$ 5,672$ 22,380$ Less: capital expenditures (9,212) (8,250) (5,367) (6,973) (5,055) (3,958) Effect of exchange rates on cash and cash equivalents (4,460) 608 (547) (560) 461 (787) Other items 940 (700) (263) (221) (12) 235 Free Cash Flow (Non-GAAP) (132)$ (9,238)$ 18,122$ (711)$ 1,066$ 17,870$

23 Net Debt Reconciliation Non-GAAP Reconciliations ($ in 000’s) Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Borrowings under Revolving Loan Facility 57,650$ 75,600$ 54,570$ 42,305$ 49,900$ 53,005$ Term Loan due 2017 323,532 308,038 307,246 306,454 305,662 299,105 9.00% Senior Notes due 2017 56,000 56,000 56,000 56,000 56,000 56,000 9.50% Senior Notes due 2017 425,000 425,000 425,000 425,000 425,000 425,000 Capital lease obligations 1,050 1,246 1,460 1,619 1,900 1,693 Total debt at face value plus capital lease obligations (GAAP) 863,232 865,884 844,276 831,378 838,462 834,803 Less: Cash and cash equivalents (45,193) (38,044) (34,607) (21,060) (28,941) (43,124) Less: Restricted cash (1,070) (1,633) (1,584) (1,522) (1,791) (1,819) Net Debt (Non-GAAP) 816,969$ 826,207$ 808,085$ 808,796$ 807,730$ 789,860$